UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
Preliminary Proxy Statement  ☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  ☐
Definitive Proxy Statement  ☐
Definitive Additional Materials ☒
Soliciting Material under §240.14a-12  ☐
Mativ Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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Fee paid previously with preliminary materials.  ☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.  ☐

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V85579-P44604 MATIV HOLDINGS, INC. 100 KIMBALL PLACE SUITE 600 ALPHARETTA, GA 30009 MATIV HOLDINGS, INC. 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET You invested in MATIV HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2026. Vote Virtually at the Meeting* April 30, 2026 11:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/MATV2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V85580-P44604 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) William M. Cook 02) Marco Levi 2. Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026. For 3. Non-Binding Advisory Vote to Approve Executive Compensation. For 4. Approval of the Second Amendment to the Mativ Holdings, Inc. 2024 Equity and Incentive Plan. For The shares represented by the proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, the proxy will be voted FOR items 1, 2, 3 and 4. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.